Business Acquisition and Goodwill	12 Months Ended
Dec. 31, 2023
Business Acquisition and Goodwill [Abstract]
Business Acquisition and Goodwill

Note 3 – Business Acquisition and Goodwill

Acquisitions in 2022

Compass Global Holdings Pty Ltd (“Compass Global”).

On March 21, 2022, the Company acquired 100% equity interests of Compass Global for a total cash consideration of AUD8,000,000 (approximately US$5.9 million). Upon the acquisition, Compass Global became a consolidated subsidiary of the Company.

The total purchase consideration of AUD8 million (approximately US$5.9 million) consisted of a cash payment of approximately AUD4.2 million (approximately US$3.1 million) to the former shareholders of Compass Global and approximately AUD3.8 million (approximately US$2.8 million) to settle liabilities. The assets and liabilities of Compass Global were recorded at their respective estimated fair value as of the acquisition date.

The following table summarizes the purchase price allocation of the assets acquired, liabilities assumed and related deferred income tax assumed at the date of acquisition. The dollar amount presented in the table was based on the exchange rate of AUD1.00 to US$0.7401 on March 21, 2022.

Amount in US$

Current assets	13,341,925
Other non-current assets	20,684
License	4,537,549
Total assets acquired	17,900,158
Current liabilities	(13,340,550)
Deferred tax liabilities	(1,134,387)
Total liabilities assumed	(14,474,937)
Net identifiable assets acquired	3,425,221
Total consideration	5,920,795
Goodwill	2,495,574

Goodwill, which is not tax deductible, is primarily attributable to the excess of the purchase consideration over the fair value of the net identifiable assets of the acquiree and is related to synergies expected to be achieved from the acquisition.

The fair value of the financial license is determined using the multi-period excess earnings method.

The determination of fair values involves the use of significant judgments and estimates. The judgments used to estimate the fair value assigned to assets acquired and liabilities assumed, the life of the intangible asset, as well as the significant assumptions, can materially impact the Company’s consolidated financial statements. Significant assumptions used for the model include the forecasted operating cash flows and discount rate. The Company utilized the assistance of a third-party valuation firm to determine the fair value as of the date of acquisition.

The revenue and net income since the acquisition date included in the consolidated statements of operations and comprehensive income (loss) for the period ended December 31, 2022 were US$2,634,580 and US$111,175, respectively. Pro forma results reflecting this transaction were not presented because they are not significant to the Company’s consolidated financial results.

Impairment of goodwill and intangible assets related to entity acquired

As a result of the assessment over the operating results of Compass Global, the Company recognized impairment loss on goodwill of US$2,299,628 and the license of US$3,708,247 during the year ended December 31, 2023. The Company used the income approach with the discounted cash flow valuation method to estimate the fair value of Compass Global, and used the multi-period excess earnings method to estimate the fair value of the license with the assistance of a third-party valuation specialist. The determination of fair value requires management to make significant estimates and assumptions related to forecasted revenues and cash flows and the discount rate.